STATEMENT OF INVESTMENTS
BNY Mellon Worldwide Growth Fund

July 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Banks - 2.0%
JPMorgan Chase & Co.	132,925		20,175,357
Commercial & Professional Services - 1.0%
IHS Markit	88,925		10,389,997
Consumer Durables & Apparel - 6.9%
adidas	32,475		11,797,116
Hermes International	8,226		12,587,288
LVMH	57,375		45,914,852
			70,299,256
Consumer Services - 2.8%
Marriott International, Cl. A	71,500	[a]	10,437,570
McDonald's	73,875		17,930,201
			28,367,771
Diversified Financials - 4.7%
BlackRock	32,125		27,857,836
London Stock Exchange Group	87,950		9,154,154
S&P Global	26,625		11,414,670
			48,426,660
Energy - 1.8%
Chevron	145,400		14,803,175
Hess	52,500		4,013,100
			18,816,275
Food, Beverage & Tobacco - 9.8%
Altria Group	193,750		9,307,750
Diageo, ADR	64,525	[b]	12,789,500
Nestle, ADR	199,380		25,253,570
PepsiCo	94,200		14,784,690
Philip Morris International	199,500		19,967,955
The Coca-Cola Company	312,275		17,809,043
			99,912,508
Health Care Equipment & Services - 4.1%
Abbott Laboratories	168,525		20,388,155
Intuitive Surgical	14,975	[a]	14,847,114
UnitedHealth Group	15,475		6,379,105
			41,614,374
Household & Personal Products - 6.2%
L'Oreal, ADR	535,575		48,994,401
The Estee Lauder Companies, Cl. A	27,675		9,238,745
The Procter & Gamble Company	37,000		5,262,510
			63,495,656

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Insurance - .8%
AIA Group	720,225		8,639,361
Materials - 1.9%
Air Liquide, ADR	394,140	[b]	13,708,189
Air Products & Chemicals	19,100		5,558,673
			19,266,862
Media & Entertainment - 16.2%
Alphabet, Cl. C	18,255	[a]	49,369,187
Comcast, Cl. A	328,760		19,340,951
Facebook, Cl. A	187,050	[a]	66,645,915
Nintendo	24,450		12,597,508
Tencent Holdings	133,825		8,258,520
The Walt Disney Company	55,611	[a]	9,788,648
			166,000,729
Pharmaceuticals Biotechnology & Life Sciences - 5.5%
Johnson & Johnson	44,125		7,598,325
Novo Nordisk, ADR	254,000		23,520,400
Roche Holding, ADR	514,525		24,830,977
			55,949,702
Retailing - 3.7%
Alibaba Group Holding, ADR	41,150	[a]	8,032,069
Amazon.com	8,925	[a]	29,698,741
			37,730,810
Semiconductors & Semiconductor Equipment - 7.2%
ASML Holding	50,750		38,912,055
Texas Instruments	179,775		34,268,710
			73,180,765
Software & Services - 14.2%
Adobe	14,300	[a]	8,889,309
Intuit	14,000		7,419,580
Microsoft	320,830		91,407,675
Visa, Cl. A	151,400	[b]	37,303,446
			145,020,010
Technology Hardware & Equipment - 6.9%
Apple	485,400		70,800,444
Transportation - 3.9%
Canadian Pacific Railway	365,775	[b]	27,184,398
Union Pacific	56,375		12,332,595
			39,516,993
Total Common Stocks (cost $284,080,725)			1,017,603,530

	1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,891,550)	0.05	1,891,550	[c]	1,891,550

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $395,825)	0.01	395,825	[c]	395,825
Total Investments (cost $286,368,100)		99.8%		1,019,890,905
Cash and Receivables (Net)		.2%		1,577,777
Net Assets		100.0%		1,021,468,682

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At July 31, 2021, the value of the fund’s securities on loan was $40,733,289 and the value of the collateral was $41,774,572, consisting of cash collateral of $395,825 and U.S. Government & Agency securities valued at $41,378,747.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Worldwide Growth Fund

July 31, 2021 (Unaudited)

The following is a summary of the inputs used as of July 31, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	908,654,731	108,948,799	††	-	1,017,603,529
Investment Companies	2,287,375	-		-	2,287,375
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(213)		-	(213)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized (depreciation) at period end.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon Worldwide Growth Fund

July 31, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Morgan Stanley
United States Dollar	200,333	Euro	169,046	8/3/2021	(213)
Gross Unrealized Depreciation					(213)

See notes to financial statements.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At July 31, 2021, accumulated net unrealized appreciation on investments was $733,522,805, consisting of $736,087,592 gross unrealized appreciation and $2,564,787 gross unrealized depreciation.

At July 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.